UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 18, 2003
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                Date of Report (Date of earliest event reported)



                        Capital One Financial Corporation
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             (Exact name of registrant as specified in its chapter)



          Delaware                     1-13300                  54-1719854
----------------------------      -------------------      ---------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



        1680 Capital One Drive,
            McLean, Virginia                                       22102
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  (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code:(703) 720-1000



       2980 Fairview Park Drive, Suite 1300, Falls Church, Virginia, 22042
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
         ------------

         (a)      Change of Address of Principal Executive Offices

Effective as of today, February 18, 2003, the address of Capital One Financial Corporation's principal executive offices is:

                        Capital One Financial Corporation
                             1680 Capital One Drive
                                McLean, VA 22102
                            Telephone: (703) 720-1000


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

                                              CAPITAL ONE FINANCIAL CORPORATION

         Dated: February 14, 2003             By: /s/ John G. Finneran, Jr.
                                                  -----------------------------
                                                  John G. Finneran, Jr.
                                                  Executive Vice President,
                                                  General Counsel and Corporate
                                                  Secretary


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